Rights	12 Months Ended
Dec. 31, 2023
Rights [Abstract]
RIGHTS
27.	RIGHTS

On March 12, 2021, the Company announced the authorization and declaration of a dividend distribution of one right for each outstanding share of common stock, par value $0.0001 per share, of the Company to stockholders of record as of the close of business on March 31, 2021. Each Right will entitle the holder to purchase, for the Exercise Price of $50, 0.00667 of a share of Preferred Stock having economic and other terms similar to that of one share of Common Stock. This portion of a share of Preferred Stock is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of Common Stock, and should approximate the value of one share of Common Stock.

If an Acquiring Person obtains beneficial ownership of 15 percent or more of the Common Stock, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. All Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be void.

In general, if anyone acquires 15% or more of the common stock of the Company, the Rights will give rights holders, other than the Acquiring Person, to buy common stock at lower price to significantly dilute the Acquiring Person. The Board adopted the Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group that acquires 15 percent or more of the shares of Common Stock without the approval of the Board. As a result, the overall effect of the Rights Agreement and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board.

As of December 31, 2023, there are 4,233,272 rights issued and outstanding. The number of the rights since issued has not been changed.

The Company classified the Rights as permanent equity in the consolidated balance sheets because they are convertible to preferred B share which are further convertible to common stock of the Company. The Preferred Shares are recorded initially at fair value, net of issuance costs.

The fair value of the rights was determined using a Black-Scholes model. This model requires the input of highly subjective assumptions, including price volatility of the underlying stock. Changes in the subjective input assumptions can materially affect the estimate of fair value of the rights and the Company’s results of operations could be impacted. This model is dependent upon several variables such as the instrument’s expected term, expected strike price, expected risk-free interest rate over the expected instrument term, the expected dividend yield rate over the expected instrument term, and the expected volatility of the Company’s stock price over the expected term. The expected term represents the period of time that the instruments granted are expected to be outstanding. The expected strike price is based upon a weighted average probability analysis of the strike price changes expected during the term as a result of the down round protection. The risk-free rates are based on U.S. Treasury securities with similar maturities as the expected terms of the options at the date of valuation. Expected dividend yield is based on historical trends. The Company measures volatility using the volatility rates of market index.

The inputs to the model were as follows:

As of the date of grant
Exercise price	50
Dividend yield	-
Risk-free rate	1.54%
Expected term (in years)	10
Expected volatility	79.68%